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Exhibit 10.29
EXECUTION COPY

NOVATED AND RESTATED
TECHNOLOGY LICENSE AGREEMENT
dated as of April 18, 2006
among
DYNAVAX TECHNOLOGIES CORPORATION,
SYMPHONY DYNAMO, INC.
and
SYMPHONY DYNAMO HOLDINGS LLC

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Novated and Restated Technology License Agreement

i

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Novated and Restated Technology License Agreement

ii

Annex A	Definitions
Annex B	Patents Covering Licensed Patent Rights
Annex C	Sublicense Terms
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Novated and Restated Technology License Agreement

iii

NOVATED AND RESTATED
TECHNOLOGY LICENSE AGREEMENT
     This NOVATED AND RESTATED TECHNOLOGY LICENSE AGREEMENT (this “Agreement”) is made and effective as of April 18, 2006 by and among, Dynavax Technologies Corporation, a Delaware corporation (the “Licensor”), Symphony Dynamo, Inc., a Delaware corporation (“Symphony Dynamo”) (each of Licensor and Symphony Dynamo, Inc. being a “Party,” and collectively, the “Parties”), and Symphony Dynamo Holdings LLC, a Delaware limited liability company (“Holdings”).
     WHEREAS, Licensor and Holdings have entered into that certain Technology License Agreement, dated April 18, 2006 (the “Original Agreement”);
     WHEREAS, Holdings desires to assign its right, title and interest in, and delegate and novate its obligations under the Original Agreement to Symphony Dynamo, and Licensor and Symphony Dynamo desire to novate and restate the terms and conditions of the Original Agreement to effect such novation;
     WHEREAS, Licensor owns or has rights in certain technology, know-how, patents and other intellectual property rights related to the design, development, manufacture and/or use of ISSs and/or the Products;
     WHEREAS, Licensor desires to grant to Symphony Dynamo, and Symphony Dynamo desires to acquire, the exclusive right to use such technology, know-how, patents and other intellectual property rights to develop and commercialize Products on the terms and conditions of this Agreement; and
     WHEREAS, Licensor desires to receive, and Symphony Dynamo desires to grant to Licensor, the exclusive right to use such technology, know-how, patents and other intellectual property rights to develop Products on behalf of Symphony Dynamo on the terms and conditions of this Agreement.
     NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE 1
DEFINITIONS
          Capitalized terms used herein and not defined shall have the meanings assigned to such terms in Annex A attached hereto.
ARTICLE 2
GRANT OF RIGHTS
          2.1. Assignment. Holdings hereby assigns to Symphony Dynamo all of its right, title and interest in and to the Original Agreement. The Parties agree that from and after the Closing Date, all of the right, title, interest and obligations of Holdings under the Original
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Novated and Restated Technology License Agreement

Agreement will be assigned, novated and transferred to, and assumed by, Symphony Dynamo, as amended and restated by this Agreement.
          2.2. License Grant. Subject to Sections 2.3, 2.4 and 2.6 below, Licensor hereby grants to Symphony Dynamo, subject to the terms and conditions of this Agreement, a fully paid, worldwide, exclusive (even as to Licensor) license under the Licensed Intellectual Property, to develop, make, have made, use, offer for sale, sell, and import Products.
          2.3. Sublicense to Licensor. Symphony Dynamo hereby grants to Licensor a fully paid, worldwide, exclusive (even as to Symphony Dynamo) sublicense under the Licensed Intellectual Property, with the right to grant further sublicense(s), to develop, make, have made, use and import Products, or otherwise as necessary or useful to carry out Licensor’s obligations or exercise Licensor’s rights under the Operative Documents. Notwithstanding the foregoing, Licensor shall only exercise its sublicense rights in connection with and for the purpose of carrying out Licensor’s obligations or exercising Licensor’s rights under the Operative Documents. In the event of the expiration of a Discontinuation Option without exercise by Licensor, the sublicense set forth in this Section 2.3 shall expire with respect to the Products relating to the Program to which such Discontinuation Option pertained. Upon the unexercised expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, the sublicense set forth in this Section 2.3 shall expire with respect to all Products relating to the Program(s) for which Licensor has not exercised the Program Option or Discontinuation Option.
          2.4. Right to Sublicense. The license granted hereunder includes the right of Symphony Dynamo to grant sublicenses under the Licensed Intellectual Property, provided, that,
          (a) subject to Sections 2.3 and 2.4(b), Symphony Dynamo shall not sublicense any of the rights granted pursuant to Section 2.2 to any third party (including without limitation any Affiliates) during the Term;
          (b) notwithstanding (a), in the event of the expiration of a Discontinuation Option without exercise by Licensor, Symphony Dynamo may grant sublicense(s) to third parties (including without limitation Affiliates) of the rights granted pursuant to Section 2.2 with respect to the Products relating to the Program to which such Discontinuation Option pertained;
          (c) each sublicense granted is (i) pursuant to a written contract, (ii) consistent with the terms of this Agreement, (iii) does not grant any rights beyond the scope of the license rights granted herein, and (iv) is as protective of Licensor’s rights as set forth in this Agreement; and
          (d) upon Licensor’s written request, Symphony Dynamo shall provide to Licensor copies of any sublicense agreements, provided that (i) Symphony Dynamo may redact any financial or other proprietary information contained therein which does not affect Licensor’s rights and (ii) Licensor shall treat its copy of the sublicense agreements as Confidential Information of Symphony Dynamo.
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Novated and Restated Technology License Agreement

          2.5. Partial Reversion of License upon Licensor’s Exercise of Program Option or Discontinuation Option. Licensor and Symphony Dynamo acknowledge that Licensor may exercise its Program Option pursuant to Section 11.1 of the Amended and Restated Research and Development Agreement, or its Discontinuation Option pursuant to Section 11.3 of the Amended and Restated Research and Development Agreement. Upon the Program Option Closing Date or the Discontinuation Option Closing Date, as applicable, (i) the license set forth in Section 2.2 (and the corresponding sublicense under Section 2.3) shall expire with respect to the Products relating to the Program for which Licensor exercised its Program Option or Discontinuation Option, as applicable; (ii) the Licensed Intellectual Property that relates exclusively to such Program (including its Products) but not to the other Programs, shall be deleted from the relevant intellectual property definitions, and accordingly, Symphony Dynamo shall no longer be responsible for any obligations or costs (including royalties or fees to third parties, prosecution costs, maintenance costs and enforcement costs) with respect to such deleted intellectual property; and (iii) Symphony Dynamo shall (a) at Licensor’s request and option, promptly return to Licensor or destroy all Tangible Materials relating solely to such Program; and (b) upon Licensor’s request, provide Licensor a copy of any Tangible Materials which relate to such Program (but not solely to such Program). The Parties shall, as necessary, promptly amend this Agreement, in connection with the exercise and consummation of the Program Option pursuant to Section 11.1 or the Discontinuation Option pursuant to Section 11.3 of the Amended and Restated Research and Development Agreement, (y) to give Licensor all rights it needs to pursue the Program for which such option was exercised without any obligation to or dependency on Symphony Dynamo and (z) to limit this Agreement to the other Programs.
          2.6. Reservation of Rights. All rights not expressly granted to a Party hereunder shall remain the exclusive property of the other Party. Symphony Dynamo covenants and agrees not to use or exploit the Licensed Intellectual Property outside of the scope of the licenses granted herein. Licensor covenants and agrees not to use or exploit the Licensed Intellectual Property in connection with the development, manufacture, use, sale, or importation of Products after the expiration of all sublicenses granted pursuant to Section 2.3; provided, however, that such covenant by Licensor shall not apply to any Program for which Licensor exercises a Program Option or Discontinuation Option or to any Products relating to such Program.
          2.7. Regulatory Files After Expiration or Termination of Term.
          (a) As soon as reasonably practicable after the expiration or termination of the Purchase Option without exercise by Licensor and as of a date to be agreed upon by Licensor and Symphony Dynamo, Licensor and Symphony Dynamo shall, at Symphony Dynamo’s expense, take all actions necessary to effect the assignment to Symphony Dynamo or its designee of the sponsorship to the Regulatory Files with respect to the Programs for which Licensor has not exercised its Program Option or Discontinuation Option. After such Regulatory Files are assigned to Symphony Dynamo, Licensor shall have no further rights therein or obligations thereunder; provided, however, that during the [ * ] days following such assignment of Regulatory Files, at Symphony Dynamo’s reasonable request and expense, Licensor shall use commercially reasonable efforts to provide Symphony Dynamo or its designee with assistance in respect of such Regulatory Files. Licensor shall, at the reasonable request of Symphony Dynamo
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Novated and Restated Technology License Agreement

and at Symphony Dynamo’s expense, perform any acts that Symphony Dynamo may reasonably deem necessary or desirable to evidence or confirm Symphony Dynamo’s ownership interest in such Regulatory Files, including, but not limited to, making further written assignments in a form determined by Symphony Dynamo. Without limiting the license rights granted under this ARTICLE 2, the Parties understand and agree that the assignment of such Regulatory Files does not include an assignment of any Licensed Intellectual Property.
          (b) In the event of the expiration of a Discontinuation Option without exercise by Licensor, the provisions of Section 2.7(a) shall apply solely with respect to the Regulatory Files for the Program to which the Discontinuation Option pertained.
          2.8. Delivery of Materials After Expiration or Termination of Term.
          (a) Upon the unexercised expiration or termination of the Purchase Option without exercise by Licensor, Licensor shall, at Symphony Dynamo’s expense, promptly deliver to Symphony Dynamo all copies of Tangible Materials existing as of the date of such unexercised expiration or termination that relate to the Programs for which Licensor has not exercised its Program Option or Discontinuation Option; provided, however that Licensor may also retain copies of (and the right to use) those Tangible Materials that are required to be delivered to Symphony Dynamo hereunder but which also relate to (i) any Program for which Licensor has exercised its Program Option or Discontinuation Option or (ii) any other product of Licensor.
          (b) In the event of the expiration of a Discontinuation Option without exercise by Licensor, Licensor shall, at Symphony Dynamo’s expense, promptly deliver to Symphony Dynamo all copies of Tangible Materials existing as of the date of such expiration that relate to the Program to which the Discontinuation Option pertained; provided, however that Licensor may also retain copies of (and the right to use) those Tangible Materials that are required to be delivered to Symphony Dynamo hereunder but which also relate to any other Program or any other product of Licensor.
          2.9. Additional Covenants. [ * ]
          2.10. License Opportunities. In the event that, during the Term, Licensor reasonably determines that it is necessary to license from any third party any intellectual property relating to the composition of matter, use, manufacture, formulation or exploitation of the Products (“Third Party IP”) and Licensor desires to license such Third Party IP during the Term, then (i) if Licensor desires Symphony Dynamo to pay any or all of the financial obligations under such license, Licensor shall obtain Symphony Dynamo’s written consent, which shall not be unreasonably withheld or delayed before acquiring such license; and (ii) if Symphony Dynamo provides such consent, then unless otherwise agreed to by the Parties in writing, Licensor shall use commercially reasonable efforts to obtain, at the time such license is granted, the right to sublicense such Third Party IP to Symphony Dynamo consistent with the terms of this Agreement as if such Third Party IP were Licensed Intellectual Property. Unless otherwise agreed to by the Parties in writing, the applicable obligations under any licenses to Third Party IP obtained by Licensor with Symphony Dynamo’s consent shall (1) [ * ]; or (2) [ * ]; or (3) [ * ]. Notwithstanding the foregoing, [ * ].
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Novated and Restated Technology License Agreement

          2.11. Separate Third Party License for Discontinued Program. In the event of the expiration of a Discontinuation Option without exercise by Licensor, Symphony Dynamo has the right to transfer to a third party Symphony Dynamo’s rights to the Products relating to the Program to which such Discontinuation Option pertained (the “Discontinued Program”). If Symphony Dynamo identifies a third party that wishes to obtain such rights, then upon Symphony Dynamo’s request, (i) Licensor and Symphony Dynamo shall amend this Agreement to terminate all of Symphony Dynamo’s rights and obligations to the extent applicable to the Discontinued Program and (ii) Licensor shall enter into a separate license agreement with such third party in which all of such terminated rights and obligations shall be conferred upon and undertaken by such third party. The terms and conditions of such license agreement shall be identical to those contained herein, to the extent that such terms are applicable to the Discontinued Program and not dependent on any Operative Document other than this Agreement. Such terms shall include but not be limited to (1) provisions allowing for termination of such license agreement upon a material, uncured breach of such license agreement by the third party on similar terms as provided herein with respect to Symphony Dynamo and (2) a confidentiality provision that is not dependent on any of the Operative Documents. Termination of this Agreement shall not effect such license agreement and Licensor’s obligation to enter into such a license agreement shall survive termination of this Agreement. Notwithstanding anything to the contrary herein, Licensor shall have no obligation to perform any Dynavax Obligations with respect to the Discontinued Program following the unexercised expiration of the Discontinuation Option.
          2.12. Supply of Materials After Expiration or Termination of Term. In the event of an unexercised expiration or termination of the Purchase Option, Licensor agrees to negotiate in good faith, and on commercially reasonable terms and conditions, a supply agreement relating to materials, including compounds and Products, required by Symphony Dynamo (or its partners or transferees hereunder) for the continued development (including clinical development), manufacture and commercialization of Products.
ARTICLE 3
SUBLICENSE TO CERTAIN THIRD PARTY INTELLECTUAL PROPERTY
          3.1. General. The Parties hereby acknowledge and agree that the license set forth in Section 2.2 (a) includes certain intellectual property that has been in-licensed from The Regents of the University of California (the “Regents”) pursuant to the Exclusive License Agreement between Licensor and the Regents effective March 26, 1997 and amended July 23, 1997, October 2, 1998, and September 22, 1999 (the “Regents Agreement”); and (b) will, [ * ], include certain intellectual property that has been in-licensed from Berna Biotech AG (“Berna”) pursuant to the License and Supply Agreement between Licensor and Berna effective October 28, 2003 (the “Berna Agreement”).
          3.2. Licensor’s Covenant. In accordance with Section 11.2 of the Amended and Restated Research and Development Agreement, Licensor covenants to (a) [ * ], and (b) [ * ] following the occurrence of either: (i) [ * ]; or (ii) [ * ].
          3.3. Sublicense Terms. The license granted by Licensor to Symphony Dynamo under Section 2.2 is subject to the applicable terms and conditions of the Regents
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Novated and Restated Technology License Agreement

Agreement, and provided [ * ], to the terms and conditions of the Berna Agreement. Symphony Dynamo shall, in exercising such sublicense rights during the Term and after the expiration of an unexercised Discontinuation Option or expiration of the unexercised Purchase Option, comply with the applicable provisions of the Regents Agreement and Berna Agreement, including all terms set forth in Annex C.
ARTICLE 4
INTELLECTUAL PROPERTY
          4.1. Ownership. The Parties acknowledge and agree that, as between Licensor and Symphony Dynamo, Licensor or its licensors are the owner of all right, title and interest in and to the Licensed Intellectual Property, including without limitation Symphony Dynamo Enhancements. Symphony Dynamo hereby assigns to Licensor all of Symphony Dynamo’s rights and interests in any Symphony Dynamo Enhancements. Symphony Dynamo shall promptly disclose any Symphony Dynamo Enhancement to Licensor, and shall use reasonable efforts, at Licensor’s request and at no cost to Licensor, to cooperate fully with Licensor to transfer such Symphony Dynamo Enhancements to Licensor.
          4.2. Marking. Symphony Dynamo shall mark, and shall cause all of its sublicensees to mark, all Products, or the packaging thereof or materials related thereto, with the number of the applicable patents licensed hereunder in accordance with applicable U.S. patent law.
          4.3. Prosecution and Maintenance.
          (a) Unless otherwise set forth in this Section 4.3, (i) Licensor shall prepare, file, prosecute and maintain those patents and patent applications in Licensed Patent Rights for which Licensor has patent prosecution and maintenance rights; and (ii) Licensor shall provide Symphony Dynamo with (1) quarterly reports regarding the status of the prosecution and maintenance of such patents and patent applications, (2) copies of and/or access to any patent documents as reasonably requested by Symphony Dynamo, (3) copies of patent applications and other substantive patent prosecution documents pertaining to the Licensed Patent Rights (and that relate to the Programs, Products or Symphony Dynamo Products) prior to filing in the United States so as to afford Symphony Dynamo and its patent counsel, at Symphony Dynamo’s expense, a reasonable opportunity to review and comment on such documents and (4) timely answers to Symphony Dynamo’s questions regarding the status of patents and patent applications in Licensed Patent Rights.
          (b) Licensor will use commercially reasonable efforts to seek the allowance of broad generic claims, consistent with Licensor’s determination of enforceability, business considerations and other factors.
          (c) Subject to any such costs paid by Third Party Licensors and a reasonable allocation of costs to the extent that the Licensed Patent Rights claim or describe technologies related to Licensor’s business other than the Programs, the cost of such prosecution and maintenance of Licensed Patent Rights shall be paid by Symphony Dynamo. Upon the scope of any Licensed Patent Rights being amended so that the patent or patent application’s claims no
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Novated and Restated Technology License Agreement

longer relate to any Products for which Licensor has not exercised a Program Option or Discontinuation Option, such patent or patent application shall cease to be a Licensed Patent Right and all rights and obligations with respect to such patent or patent application (including costs, fees, prosecution, maintenance and enforcement) shall revert to Licensor.
          (d) Symphony Dynamo shall not be responsible for the costs of any opposition, interference or reexamination initiated by Licensor with respect to the Licensed Patent Rights (except to the extent allocated in the Development Budget), unless the Parties mutually agree in writing (i) that it is reasonably necessary or useful to file and prosecute such opposition, interference or re-examination in connection with such Licensed Patent Rights to protect their interests in such Licensed Patent Rights and (ii) to a reasonable allocation of costs to the extent that the Licensed Patent Rights claim or describe technologies related to Licensor’s business other than the Programs, which agreement will not be unreasonably withheld or delayed. In the event, however, that (i) Symphony Dynamo does not agree to pay such costs (or its share of costs as reasonably allocated as set forth above) of such opposition, interference or reexamination and (ii) Licensor successfully files and prosecutes such opposition, interference or reexamination at its sole cost, then the licenses granted by Licensor to Symphony Dynamo in Section 2.2 herein shall immediately terminate with respect to specific Licensed Patent Rights subject to such opposition, interference or reexamination.
          (e) Each Party shall provide the prosecuting Party with reasonable cooperation under this Section 4.3.
          4.4. Abandonment. The Parties acknowledge that in the event Licensor desires to abandon any patent or patent application covering Licensed Patent Rights (whether during the Term or in the event of the unexercised expiration or termination of the Purchase Option), Licensor shall provide prompt, timely, prior written notice of at least [ * ] days prior to abandonment thereof to Symphony Dynamo before any such abandonment. If Symphony Dynamo informs Licensor in writing at least [ * ] days before the relevant abandonment deadline that Symphony Dynamo desires to avoid such abandonment or lapse, then Licensor shall continue to prosecute or maintain such patent or patent application at Symphony Dynamo’s request and sole expense.
          4.5. Infringement. Each Party agrees to immediately notify the other Party upon becoming aware of any infringement, misappropriation, illegal use or misuse of the Licensed Intellectual Property and provide to the other Party all available evidence of such infringement.
          4.6. Enforcement Right During Term.
          (a) During the Term, Licensor has the first right, but not the obligation, to take action against others in the courts, administrative agencies or otherwise to prevent or terminate infringement, misappropriation, illegal use or misuse of the Licensed Patent Rights or other Licensed Intellectual Property due to the manufacture, use or sale of a product that might be competitive with a Product. The costs and expenses of any such action shall be borne by Symphony Dynamo to the extent the action relates to the manufacture, use, importation or sale of a product that might be competitive with a Product for which Licensor has not exercised the
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Novated and Restated Technology License Agreement

relevant Program Option or Discontinuation Option; provided, that Symphony Dynamo’s written consent was obtained prior to the initiation of such action, such consent not to be unreasonable withheld or delayed. Symphony Dynamo shall, at its expense, cooperate with and reasonably assist Licensor in any such action if so requested by Licensor, and, upon Licensor’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Licensor or if required by Law. Symphony Dynamo shall have the right to participate and be represented by its own counsel at its own expense in any such action, suit or proceeding with respect to Licensed Patent Rights solely relating to Products for which Licensor has not exercised the relevant Program Option or Discontinuation Option provided that Symphony Dynamo shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed. Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior, written consent of Symphony Dynamo, which consent shall not be unreasonably withheld or delayed.
          (b) If, during the Term, Symphony Dynamo requests Licensor to take action pursuant to Section 4.6(a) and Licensor does not take such action within [ * ] days of Symphony Dynamo’s written request that Licensor take such action, then Symphony Dynamo shall have the option to commence any such action under its own direction and control, and at Symphony Dynamo’s cost and expense. Licensor shall, at Symphony Dynamo’s expense, cooperate with and reasonably assist Symphony Dynamo in any such action if so requested by Symphony Dynamo, and, upon Symphony Dynamo’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Symphony Dynamo or if required by Law. Licensor shall have the right to participate and be represented by its own counsel at its own expense in any such action, suit or proceeding with respect to Licensed Patent Rights provided that Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Symphony Dynamo, which consent shall not be unreasonably withheld or delayed. Symphony Dynamo shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior, written consent of Licensor, which consent shall not be unreasonably withheld or delayed.
          4.7. Post-Term Enforcement.
          (a) Following the unexercised expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, as between the Parties, Symphony Dynamo shall have the first right, but not the obligation, to take action against others in the courts, administrative agencies or otherwise, under Symphony Dynamo’s direction and control and at Symphony Dynamo’s cost and expense, to prevent or terminate infringement, misappropriation, illegal use or misuse of any Licensed Patent Rights or other Licensed Intellectual Property that
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Novated and Restated Technology License Agreement

solely relate to a Symphony Dynamo Product for which Licensor has not exercised the relevant Program Option or Discontinuation Option, due to the manufacture, use, importation or sale of a product that might be competitive with such Symphony Dynamo Product. Licensor shall, at Symphony Dynamo’s expense, cooperate and reasonably assist Symphony Dynamo in such action if so requested, and upon Symphony Dynamo’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Symphony Dynamo or if required by Law. Licensor shall have the right to participate and be represented in any such action, suit or proceeding by its own counsel at its own expense provided that Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Symphony Dynamo, which consent shall not be unreasonably withheld or delayed. Symphony Dynamo shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed.
          (b) Following the unexercised expiration or termination of the Purchase Option, if Symphony Dynamo does not take action under Section 4.7(a) within [ * ] days of Licensor’s written request that Symphony Dynamo take such action, then Licensor shall have the option to commence any such action under its own direction and control, and at Licensor’s cost and expense. Symphony Dynamo shall, at Licensor’s expense, cooperate and reasonably assist Licensor in such action if so requested, and upon Licensor’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Licensor or if required by Law. Symphony Dynamo shall have the right to participate and be represented in any such action, suit or proceeding by its own counsel at its own expense provided that Symphony Dynamo shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed. Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Symphony Dynamo, which consent shall not be unreasonably withheld or delayed.
          4.8. Withdrawal of Enforcement. If either Party brings an action under Sections 4.1 through 4.7, and such Party subsequently ceases to pursue or withdraws from such action, it shall promptly notify the other Party and the other Party may, to the extent permitted by Law, substitute itself for the withdrawing party under the terms of this ARTICLE 4.
          4.9. Recoveries. All damages or other compensation of any kind recovered in such action, suit, or proceeding or from any settlement or compromise brought under Sections 4.1 through 4.7 shall first be used to reimburse each Party for its expenses in connection with such action, suit or proceeding, (in proportion to the expenses of each Party if recovery is insufficient to cover all such expenses) and the remainder of such recovery, shall be allocated [ * ].
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Novated and Restated Technology License Agreement

          4.10. Enforcement For Other Activities. At all times, Licensor shall have the exclusive right, at its own cost and expense, to prevent or terminate infringement, misappropriation, illegal use or misuse of any Licensed Patent Rights or other Licensed Intellectual Property Right due to any activities other than the development, manufacture, importation, use or sale of product(s) that might be competitive with one or more Symphony Dynamo Products. Such enforcement activities may be taken in the sole discretion of Licensor and any damages or other compensation of any kind recovered in such action, suit or proceeding or from any related settlement or compromise shall be retained by Licensor.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES
          5.1. Representations and Warranties of Licensor. Licensor hereby represents and warrants to Symphony Dynamo, that, as of the Closing Date:
          (a) Licensor is the exclusive owner of all right, title, and interest in and to (i) all Licensed Patent Rights listed in Annex B and not identified as jointly owned or licensed from a third party and (ii) the Regulatory Files;
          (b) Licensor has sufficient rights to grant the licenses granted hereunder and the grant of such licenses does not and will not conflict with any agreement to which Licensor is a party or otherwise governing the Licensed Intellectual Property and Licensor further represents and warrants that, on an ongoing basis throughout the Term, Licensor shall not enter into any agreement that will conflict with the rights and licenses granted to Symphony Dynamo hereunder;
          (c) To the Knowledge of Licensor, no third party is engaging in any activity that infringes or misappropriates the Licensed Intellectual Property;
          (d) No element of the Licensed Intellectual Property has been adjudged invalid or unenforceable in whole or part, and to the Knowledge of Licensor, the issued patents within the Licensed Intellectual Property are valid and enforceable;
          (e) To the Knowledge of Licensor, except as set forth on the Closing Certificate for Section 5.1(e), no actions or claims have been asserted, are pending or have been threatened, against Licensor in writing alleging that the manufacture, use or sale of ISSs or the Products misappropriates or infringes the intellectual property rights of any third party; and
          (f) To the Knowledge of Licensor, except as set forth on the Closing Certificate for Section 5.1(f), the manufacture, use or sale of ISSs or Products by Symphony Dynamo (or its sublicensees) in strict accordance with the licenses herein and other terms of this Agreement will not misappropriate or infringe the intellectual property rights of any third party.
          (g) [ * ]
          5.2. Disclaimer and Acknowledgement. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 5, THE LICENSED INTELLECTUAL PROPERTY, PRODUCTS
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Novated and Restated Technology License Agreement

(AND THE ISSs THEREIN), TANGIBLE MATERIALS AND REGULATORY FILES ARE PROVIDED “AS IS” WITH NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, AND LICENSOR EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, OR NON-INFRINGEMENT. LICENSOR DOES NOT WARRANT THE PERFORMANCE OF ANY PRODUCT (OR THE ISS THEREIN), INCLUDING THEIR SAFETY, EFFECTIVENESS OR COMMERCIAL VIABILITY. ANY SYMPHONY DYNAMO ENHANCEMENTS PROVIDED TO LICENSOR HEREUNDER ARE PROVIDED “AS IS” WITH NO REPRESENTATIONS OR WARRANTIES OF ANY KIND AND SYMPHONY DYNAMO EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, OR NON-INFRINGEMENT.
ARTICLE 6
INDEMNIFICATION AND LIMITATION OF LIABILITY
          6.1. Indemnity. To the greatest extent permitted by applicable Law, Licensor shall indemnify and hold harmless Symphony Dynamo, its Affiliates, and each of their respective officers, directors, employees, agents, members, managers, successors and assigns (each, a “Symphony Dynamo Indemnified Party”) and Symphony Dynamo shall indemnify and hold harmless Licensor, its Affiliates and each of their respective officers, directors, employees, agents, members, successors and assigns (each, a “Licensor Indemnified Party” and together with Symphony Dynamo Indemnified Party, the “Indemnified Parties”), from and against any and all claims, losses, diminution in value, costs, interest, awards, judgments, penalties, fees (including reasonable fees for attorneys and other professionals), court costs, liabilities, damages and expenses incurred by any Symphony Dynamo Indemnified Party or Licensor Indemnified Party (irrespective of whether any such Symphony Dynamo Indemnified Party or Licensor Indemnified Party, as applicable, is a party to the action for which indemnification hereunder is sought), (collectively, a “Loss”) as a result of, arising out of, or relating to any and all third party suits, claims, actions, proceedings, investigations, litigation or demands based upon:
     (i) in the case of Licensor being the Indemnifying Party (as defined below), (A) any breach of any representation or warranty made by Licensor herein or in any certificate, instrument or document delivered in connection and contemporaneously herewith, (B) any breach of any covenant, agreement or obligation of Licensor contained herein, or in any certificate, instrument or document delivered hereunder, (C) any act of gross negligence or willful misconduct by Licensor in performing its obligations under this Agreement, or (D) the development, manufacture, use, handling, storage, sale or other disposition of any Product arising from a Program for which Licensor exercised a Program Option or Discontinuation Option; in each case, except (1) with respect to Losses for which Licensor is entitled to indemnification under this ARTICLE 6 or (2) to the extent such Loss arises from the gross negligence or willful misconduct of a Symphony Dynamo Indemnified Party, and
     (ii) in the case of Symphony Dynamo being the Indemnifying Party, (A) any breach of any representation or warranty made by Symphony Dynamo herein or in any
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Novated and Restated Technology License Agreement

certificate, instrument or document delivered in connection and contemporaneously herewith, (B) any breach of any covenant, agreement or obligation of Symphony Dynamo contained herein, or in any certificate, instrument or document delivered hereunder, (C) any act of gross negligence or willful misconduct by Symphony Dynamo in performing its obligations under this Agreement, or (D) the development, manufacture, use, handling, storage, sale or other disposition of Products (other than those Products arising from a Program for which Licensor exercised a Program Option or Discontinuation Option) after the end of the Term; in each case, except (1) with respect to Losses for which Symphony Dynamo is entitled to indemnification under this ARTICLE 6 or (2) to the extent such Loss arises from the gross negligence or willful misconduct of any Licensor Indemnified Party.
     To the extent that the foregoing undertakings by Licensor and/or Symphony Dynamo may be unenforceable for any reason, such Party shall make the maximum contribution to the payment and satisfaction of any Loss that is permissible under applicable Law.
          6.2. Notice of Claims. Any Indemnified Party that proposes to assert a right to be indemnified under this ARTICLE 6 shall notify Licensor or Symphony Dynamo, as applicable (the “Indemnifying Party”), promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Party (an “Indemnified Proceeding”) in respect of which a claim is to be made under this ARTICLE 6, or the incurrence or realization of any Loss in respect of which a claim is to be made under this ARTICLE 6, of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission to notify the applicable Indemnifying Party promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (a) such Indemnifying Party from any liability that it may have to such Indemnified Party under this ARTICLE 6 or otherwise, except, as to such Indemnifying Party’s liability under this ARTICLE 6, to the extent, but only to the extent, that such Indemnifying Party shall have been prejudiced by such omission, or (b) any other indemnitor from liability that it may have to any Indemnified Party under the Operative Documents.
          6.3. Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Party, it shall notify the applicable Indemnifying Party of the commencement thereof and such Indemnifying Party shall be entitled to participate in, and provided such Indemnified Proceeding involves a claim solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Party and is not a criminal or regulatory action, to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Party, and after notice from such Indemnifying Party to such Indemnified Party of such Indemnifying Party’s election so to assume the defense thereof and the failure by such Indemnified Party to object to such counsel within ten (10) Business Days following its receipt of such notice, such Indemnifying Party shall not be liable to such Indemnified Party for legal or other expenses related to such Indemnified Proceedings incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Party reasonably necessary in connection with the defense thereof.
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Novated and Restated Technology License Agreement

Such Indemnified Party shall have the right to employ its counsel in any such Indemnified Proceeding, but the reasonable fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:
          (a) the employment of counsel by such Indemnified Party at the expense of the applicable Indemnifying Party has been authorized in writing by such Indemnifying Party;
          (b) such Indemnified Party shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Party and such Indemnified Party in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Party (it being agreed that in any case referred to in this clause (b) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party);
          (c) the applicable Indemnifying Party shall not have employed counsel reasonably acceptable to the Indemnified Party to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (it being agreed that in any case referred to in this clause (c) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party and that this clause (c) shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel); or
          (d) any counsel employed by the applicable Indemnifying Party shall fail to timely commence or diligently conduct the defense of such Indemnified Proceeding and such failure has materially prejudiced (or, in the reasonable judgment of the Indemnified Party, is in danger of materially prejudicing) the outcome of such Indemnified Proceeding;
in each of which cases the reasonable fees and expenses of counsel for such Indemnified Party shall be at the expense of such Indemnifying Party. Only one counsel shall be retained by all Indemnified Parties with respect to any Indemnified Proceeding, unless counsel for any Indemnified Party reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Party and one or more other Indemnified Parties in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Party.
          6.4. Settlement. Without the prior written consent of such Indemnified Party, such Indemnifying Party shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise, consent or related judgment (i) includes an unconditional release of such Indemnified Party from all liability for Losses arising out of such claim, action, investigation, suit or other legal proceeding, (ii) provides for the payment of money damages as the sole relief for the claimant (whether at law or in equity), (iii) involves no finding or admission of any violation of Law or the rights of any Person by the Indemnified Party, and (iv) is not in the nature of a criminal or
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Novated and Restated Technology License Agreement

regulatory action. No Indemnified Party shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the Operative Documents without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.
          6.5. Limitation of Liability. TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, MEMBERS, MANAGERS, EMPLOYEES, INDEPENDENT CONTRACTORS OR AGENTS SHALL HAVE ANY LIABILITY OF ANY TYPE (INCLUDING, BUT NOT LIMITED TO, CLAIMS IN CONTRACT, NEGLIGENCE AND TORT LIABILITY) FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, THE LOSS OF OPPORTUNITY, LOSS OF USE OR LOSS OF REVENUE OR PROFIT IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR THE SERVICES PERFORMED HEREUNDER, EVEN IF SUCH DAMAGES MAY HAVE BEEN FORESEEABLE. THE FOREGOING SHALL NOT LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO THIS ARTICLE 6.
          6.6. Insurance. Each Party shall maintain insurance, including on the part of Symphony Dynamo, product liability insurance, with respect to its activities under this Agreement. Such insurance shall be in such amounts and subject to such deductibles as are prevailing in the industry from time to time. Symphony Dynamo shall maintain a minimum of an aggregate of not less than $10,000,000 in directors and officers insurance and an aggregate of not less than $10,000,000 in product liability insurance. Notwithstanding anything to the contrary herein, this Section 6.6 shall survive only for a period of two (2) years following termination or expiration of this Agreement.
ARTICLE 7
TERM AND TERMINATION
          7.1. Term. This Agreement shall commence on the Closing Date and shall remain in force until terminated as provided herein.
          7.2. Termination.
          (a) Either Party may terminate this Agreement at any time if the other Party is in material default or breach of this Agreement that has resulted in, or would reasonably be expected to result in, a material adverse effect on the Programs or the non-breaching Party’s rights under the Operative Documents, and such material default or breach continues unremedied for a period of [ * ] days after written notice thereof is delivered to the defaulting or breaching party.
          (b) Licensor may terminate this Agreement at any time upon written notice to Symphony Dynamo if (i) Investors materially breaches Sections 2 or 3 of the Funding Agreement, (ii) Holdings breaches Section 2 of the Subscription Agreement or (iii) Holdings or Symphony Dynamo is in material default or breach the Purchase Option Agreement that has
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Novated and Restated Technology License Agreement

resulted in, or would reasonably be expected to result in, a material adverse effect on the Licensor’s rights under the Purchase Option Agreement and such default or breach is not cured within [ * ] days after written notice of such default or breach under the Purchase Option Agreement is delivered to the defaulting or breaching Party.
          (c) Upon any termination of this Agreement, all license rights granted herein (except for those rights granted in or pursuant to Section 2.5) shall immediately terminate.
          7.3. Survival. The following Sections and Articles shall survive any expiration or termination of this Agreement: Sections 2.11, 4.1, 5.2 and 7.3, and Articles 6 and 8.
          7.4. Bankruptcy. All rights and licenses granted under this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses to “Intellectual Property” as defined in the Bankruptcy Code. The Parties agree that each Party shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.
ARTICLE 8
MISCELLANEOUS
          8.1. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party shall be in writing and shall be deemed given only if delivered to the Party personally or sent to the Party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 8.1), by next Business Day delivery by a nationally recognized courier service, or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to the Party at its address set forth below:
          Licensor:
Dynavax Technologies Corporation
2929 Seventh Street, Suite 100
Berkeley, CA 94710
Attn: Deborah Smeltzer, VP, Operations & CFO
Facsimile: (510) 848-1327
          Symphony Dynamo:
Symphony Dynamo, Inc.
7361 Calhoun Place, Suite 325
Rockville, MD 20855
Attn: Charles W. Finn, Ph.D.
Facsimile: (301) 762-6154
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Novated and Restated Technology License Agreement

          with a copy to:
Symphony Capital Partners, L.P.
875 Third Avenue
18th Floor
New York, NY 10022
Attn: Mark Kessel
Facsimile: (212) 632-5401
          and
Symphony Strategic Partners, LLC
875 Third Avenue
18th Floor
New York, NY 10022
Attn: Mark Kessel
Facsimile: (212) 632-5401
or to such other address as such Party may from time to time specify by notice given in the manner provided herein to each other Party entitled to receive notice hereunder.
          8.2. Entire Agreement. This Agreement (including any Annexes, Schedules, Exhibits or other attachments hereto) and the agreements referred to herein (including the Operative Documents) constitute the entire agreement between the Parties with respect to the subject matter hereof, and no oral or written statement may be used to interpret or vary the meaning of the terms and conditions hereof. This Agreement supersedes any prior or contemporaneous agreements and understandings, whether written or oral, between the Parties with respect to the subject matter hereof, including the Original Agreement but excluding the Operative Documents.
          8.3. Assignment. Neither Party may assign or otherwise transfer this Agreement without the prior written consent of the other Party; provided, however, that (i) Licensor may assign this Agreement or any of its rights and obligations hereunder without the consent of Symphony Dynamo (A) to an Affiliate or in connection with a merger or the sale of all or substantially all of the assets of the Licensor to which this Agreement relates, or (B) to the Surviving Entity in the event Licensor undergoes a Change of Control in compliance with Article 14 of the Amended and Restated Research and Development Agreement, provided, however, the Licensed Patent Rights and Licensed Know-How shall not be construed, as a result of such assignment, to include any patent rights, know-how, trade secret, and other intellectual property that, prior to such Change of Control, were owned or Controlled by the Person (other than Licensor) involved in such Change of Control; and (ii) after expiration of the Term without Licensor’s exercise of the Purchase Option, Symphony Dynamo may assign this Agreement to any Person without the prior, written consent of Licensor. Assignment of this Agreement by either Party shall not relieve the assignor of its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.
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Novated and Restated Technology License Agreement

          8.4. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of the Agreement.
          8.5. Independent Contractor. Each Party shall be acting as an independent contractor in performing under this Agreement and shall not be considered or deemed to be an agent, employee, joint venturer or partner of the other Party.
          8.6. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.
          8.7. No Third-Party Beneficiaries. Except with respect to certain indemnification obligations and liability limitations pursuant to ARTICLE 6, nothing in this Agreement, either express or implied, is intended to or shall confer upon any third party any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
          8.8. Compliance with Laws. In performing under this Agreement, each Party shall comply with all applicable Laws, including without limitation, the United States Food and Drug Administration and the United States Export Administration regulations.
          8.9. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by authorized representatives of Licensor and Symphony Dynamo.
          8.10. Governing Law; Consent to Jurisdiction and Service of Process.
          (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          (b) Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in The City of New York, Borough of Manhattan, and any appellate court from any jurisdiction thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by Law, in such federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement shall affect any right that any Party may otherwise have to bring any action or proceeding relating to this Agreement.
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Novated and Restated Technology License Agreement

          (c) Each of the Parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          8.11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.
          8.12. Counterparts. This Agreement may be executed in one or more counterparts, and by the respective Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.
          8.13. No Waiver. The failure of either Party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such Party thereafter to enforce such provisions.
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Novated and Restated Technology License Agreement

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective duly authorized officers.

SYMPHONY DYNAMO, INC.

By:	/s/ Harri V. Taranto

Name: Harri V. Taranto
Title: Chairman of the Board

SYMPHONY DYNAMO HOLDINGS LLC

By:	Symphony Capital Partners, L.P.,
its Manager

By:	Symphony Capital GP, L.P.,
its general partner

By:	Symphony GP, LLC,
its general partner

By:	/s/ Mark Kessel

Name: Mark Kessel
Title: Managing Member

DYNAVAX TECHNOLOGIES CORPORATION

By:	/s/ Dino Dina

Name: Dino Dina, M.D.
Title: President & Chief Executive Officer
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Novated and Restated Technology License Agreement

ANNEX A
CERTAIN DEFINITIONS
     “$” means United States dollars.
     “Accredited Investor” has the meaning set forth in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.
     “Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq.
     “Ad Hoc Meeting” has the meaning set forth in Paragraph 6 of Annex B of the Amended and Restated Research and Development Agreement.
     “Additional Funds” has the meaning set forth in Section 2(b) of the Funding Agreement.
     “Additional Funding Date” has the meaning set forth in Section 3 of the Funding Agreement.
     “Additional Party” has the meaning set forth in Section 13 of the Confidentiality Agreement.
     “Additional Regulatory Filings” means such Governmental Approvals as required to be made under any law applicable to the purchase of the Symphony Dynamo Equity Securities under the Purchase Option Agreement.
     “Adjusted Capital Account Deficit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Affected Member” has the meaning set forth in Section 27 of the Investors LLC Agreement.
     “Affiliate” means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any officer, director, general partner, member or trustee of such Person, or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such Person or entities.
     “Amended and Restated Research and Development Agreement” means the Amended and Restated Research and Development Agreement dated as of the Closing Date, among Dynavax, Holdings and Symphony Dynamo.
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Annex A to the
Novated and Restated Technology License Agreement

     “Asset Value” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Auditors” means an independent certified public accounting firm of recognized national standing.
     [ * ]
     “Bankruptcy Code” means the United States Bankruptcy Code.
     “Berna” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.
     “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York or the City of San Francisco are authorized or required by law to remain closed.
     “Cancer Products” mean [ * ].
     “Cancer Program” means the identification, development, manufacture and/or use of any Cancer Products in accordance with the Development Plan.
     “Capital Contributions” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.
     “Cash Available for Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Chair” has the meaning set forth in Paragraph 4 of Annex B to the Amended and Restated Research and Development Agreement.
     “Change of Control” means and includes the occurrence of any of the following events, but specifically excludes (i) acquisitions of capital stock directly from Dynavax for cash, whether in a public or private offering, (ii) sales of capital stock by stockholders of Dynavax, and (iii) acquisitions of capital stock by or from any employee benefit plan or related trust:
     (a) the merger, reorganization or consolidation of Dynavax into or with another corporation or legal entity in which Dynavax’s stockholders holding the right to vote with respect to matters generally immediately preceding such merger, reorganization or consolidation, own less than fifty percent (50%) of the voting securities of the surviving entity; or
     (b) the sale of all or substantially all of Dynavax’s assets or business.
     “Class A Member” means a holder of a Class A Membership Interest.
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Annex A to the
Novated and Restated Technology License Agreement

     “Class A Membership Interest” means a Class A Membership Interest in Holdings.
     “Class B Member” means a holder of a Class B Membership Interest.
     “Class B Membership Interest” means a Class B Membership Interest in Holdings.
     “Class C Member” means a holder of a Class C Membership Interest.
     “Class C Membership Interest” means a Class C Membership Interest in Holdings.
     “Closing Certificate for Section 5.1(e)” means the written certificate, pertaining to the representations made by Dynavax under Section 5.1(e) of the Novated and Restated Technology License Agreement, provided by Dynavax to Symphony Dynamo Holdings LLC and Symphony Dynamo on the Closing Date.
     “Closing Certificate for Section 5.1(f)” means the written certificate, pertaining to the representations made by Dynavax under Section 5.1(f) of the Novated and Restated Technology License Agreement, provided by Dynavax to Symphony Dynamo Holdings LLC and Symphony Dynamo on the Closing Date.
     “Client Schedules” has the meaning set forth in Section 5(b)(i) of the RRD Services Agreement.
     “Clinical Budget Component” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.
     “Closing Date” means April 18, 2006.
     “CMC” means the chemistry, manufacturing and controls documentation as required for filings with Regulatory Authority relating to the manufacturing, production and testing of drug products.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     “Committed Capital” means $50,000,000.00.
     “Common Stock” means the common stock, par value $0.01 per share, of Symphony Dynamo.
     “Company Expenses” has the meaning set forth in Section 5.09 of the Holdings LLC Agreement.
     “Company Property” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Confidential Information” has the meaning set forth in Section 2 of the Confidentiality Agreement.
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Annex A to the
Novated and Restated Technology License Agreement

     “Confidentiality Agreement” means the Confidentiality Agreement, dated as of the Closing Date, among Symphony Dynamo, Holdings, Dynavax, each Symphony Fund, SCP, SSP, Investors, Symphony Capital, RRD and Ann M. Arvin, M.D.
     “Conflict Transaction” has the meaning set forth in Article X of the Symphony Dynamo Charter.
     “Control” means, with respect to any material, information or intellectual property right, that a Party owns or has a license to such item or right, and has the ability to grant the other Party access, a license or a sublicense (as applicable) in or to such item or right as provided in the Operative Documents without violating the terms of any agreement or other arrangement with any third party.
     “Debt” of any Person means, without duplication:
(a) all indebtedness of such Person for borrowed money,
(b) all obligations of such Person for the deferred purchase price of property or services (other than any portion of any trade payable obligation that shall not have remained unpaid for 91 days or more from the later of (A) the original due date of such portion and (B) the customary payment date in the industry and relevant market for such portion),
(c) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments,
(d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in an event of default are limited to repossession or sale of such property),
(e) all Capitalized Leases to which such Person is a party,
(f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities,
(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Equity Securities of such Person,
(h) the net amount of all financial obligations of such Person in respect of Hedge Agreements,
(i) the net amount of all other financial obligations of such Person under any contract or other agreement to which such Person is a party,
(j) all Debt of other Persons of the type described in clauses (a) through (i) above guaranteed, directly or indirectly, in any manner by such Person, or in effect guaranteed, directly or indirectly, by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (C) to supply funds to or in any other manner invest in the debtor
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

(including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss, and
(k) all Debt of the type described in clauses (a) through (i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including accounts and contract rights) owned or held or used under lease or license by such Person, even though such Person has not assumed or become liable for payment of such Debt.
     “Development Budget” means the budget (comprised of the Management Budget Component and the Clinical Budget Component) for the implementation of the Development Plan (the initial form of which was agreed upon by Dynavax and Symphony Dynamo as of the Closing Date and attached to the Amended and Restated Research and Development Agreement as Annex D thereto), as may be further developed and revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement.
     “Development Committee” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.
     “Development Committee Charter” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.
     “Development Committee Member” has the meaning set forth in Paragraph 1 of Annex B to the Amended and Restated Research and Development Agreement.
     “Development Plan” means the development plan covering all the Programs (the initial form of which was agreed upon by Dynavax and Symphony Dynamo as of the Closing Date and attached to the Amended and Restated Research and Development Agreement as Annex C thereto), as may be further developed and revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement.
     “Development Services” has the meaning set forth in Section 1(b) of the RRD Services Agreement.
     “Director(s)” has the meaning set forth in the Preliminary Statement of the Indemnification Agreement.
     “Disclosing Party” has the meaning set forth in Section 3 of the Confidentiality Agreement.
     “Discontinuation Closing Date” has the meaning set forth in Section 11.3 of the Amended and Restated Research and Development Agreement.
     “Discontinuation Date” means any date designated by Symphony Dynamo which shall occur on or after the 90th day following the receipt by Dynavax of notice from Symphony
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

Dynamo of Symphony Dynamo’s intent to discontinue a Program in accordance with the terms of the Amended and Restated Research and Development Agreement.
     “Discontinuation Option” has the meaning set forth in Section 11.3 of the Amended and Restated Research and Development Agreement.
     “Discontinuation Price” has the meaning set forth in Section 11.3 of the Amended and Restated Research and Development Agreement.
     “Discontinuation Price Dispute Notice” has the meaning set forth in Section 11.3(b) of the Amended and Restated Research and Development Agreement.
     “Discontinued Program” has the meaning set forth in Section 2.11 of the Novated and Restated Technology License Agreement.
     “Discontinuation Program Funding” has the meaning set forth in Section 11.3(b) of the Amended and Restated Research and Development Agreement.
     “Disinterested Directors” has the meaning set forth in Article X of the Symphony Dynamo Charter.
     “Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Dynavax” means Dynavax Technologies Corporation, a Delaware corporation.
     “Dynavax Common Stock” means the common stock, par value $0.001 per share, of Dynavax.
     “Dynavax Common Stock Valuation” has the meaning set forth in Section 2(e) of the Purchase Option Agreement.
     “Dynavax Obligations” has the meaning set forth in Section 6.1 of the Amended and Restated Research and Development Agreement.
     “Dynavax Personnel” has the meaning set forth in Section 8.4 of the Amended and Restated Research and Development Agreement.
     “Dynavax Subcontractor” has the meaning set forth in Section 6.2 of the Amended and Restated Research and Development Agreement.
     “Early Purchase Option Exercise” has the meaning set forth in Section 1(c)(iv) of the Purchase Option Agreement.
     “Effective Registration Date” has the meaning set forth in Section 1(b) of the Registration Rights Agreement
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

     “Encumbrance” means (i) any security interest, pledge, mortgage, lien (statutory or other), charge or option to purchase, lease or otherwise acquire any interest, (ii) any adverse claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement, license or other encumbrance of any kind, preference or priority, or (iii) any other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement).
     “Enhancements” means findings, improvements, discoveries, inventions, additions, modifications, enhancements, derivative works, clinical development data, or changes to the Licensed Intellectual Property and/or Regulatory Files, in each case whether or not patentable.
     “Equity Securities” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.
     “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.
     “Excepted Debt” has the meaning set forth in Section 5(c)(iii) of the Purchase Option Agreement.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Excluded ISS” means [ * ].
     “Existing NDA” has the meaning set forth in Section 2 of the Confidentiality Agreement.
     “External Directors” has the meaning set forth in the preamble of the Confidentiality Agreement.
     “FDA” means the United States Food and Drug Administration or its successor agency in the United States.
     “FDA Sponsor” has the meaning set forth in Section 5.1 of the Amended and Restated Research and Development Agreement.
     “Final Discontinuation Price” has the meaning set forth in Section 11.3(c) of the Amended and Restated Research and Development Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

     “Financial Audits” has the meaning set forth in Section 6.6 of the Amended and Restated Research and Development Agreement.
     “Financing” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
     “Fiscal Year” has the meaning set forth in each Operative Document in which it appears.
     “Form S-3” means the Registration Statement on Form S-3 as defined under the Securities Act.
     “FTE” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.
     “Funding Agreement” means the Funding Agreement, dated as of the Closing Date, among Dynavax, SCP and Investors.
     “Funding Notice” has the meaning set forth in Section 2(b) of the Funding Agreement.
     “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.
     “Governmental Approvals” means authorizations, consents, orders, declarations or approvals of, or filings with, or terminations or expirations of waiting periods imposed by any Governmental Authority.
     “Governmental Authority” means any United States or non-United States federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.
     “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
     “Hedge Agreement” means any interest rate swap, cap or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract or other similar hedging agreement.
     “Hepatitis B Products” mean [ * ].
     “Hepatitis B Program” means the identification, development, manufacture and/or use of any Hepatitis B Products in Accordance with the Development Plan.
     “Hepatitis C Products” mean [ * ].
     “Hepatitis C Program” means the identification, development, manufacture and/or use of any Hepatitis C Products in Accordance with the Development Plan.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

     “Holdings” means Symphony Dynamo Holdings LLC, a Delaware limited liability company.
     “Holdings Claims” has the meaning set forth in Section 5.01 of the Warrant Purchase Agreement.
     “Holdings LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Holdings, dated as of the Closing Date.
     “HSR Act Filings” means the premerger notification and report forms required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     “IND” means an Investigational New Drug Application, as described in 21 U.S.C. § 355(i)(1) and 21 C.F.R. § 312 in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.
     “Indemnification Agreement” means the Indemnification Agreement among Symphony Dynamo and the Directors named therein, dated as of the Closing Date.
     “Indemnified Party” has the meaning set forth in each Operative Document in which it appears.
     “Indemnified Proceeding” has the meaning set forth in each Operative Document in which it appears.
     “Indemnifying Party” has the meaning set forth in each Operative Document in which it appears.
     “Independent Accountant” has the meaning set forth in Section 11.3(c) of the Amended and Restated Research and Development Agreement.
     “Initial Development Budget” means the initial development budget prepared by representatives of Symphony Dynamo and Dynavax prior to the Closing Date, and attached to the Amended and Restated Research and Development Agreement as Annex D thereto.
     “Initial Development Plan” means the initial development plan prepared by representatives of Symphony Dynamo and Dynavax prior to the Closing Date, and attached to the Amended and Restated Research and Development Agreement as Annex C thereto.
     “Initial Funds” has the meaning set forth in Section 2(a) of the Funding Agreement.
     “Initial Holdings LLC Agreement” means the Agreement of Limited Liability Company of Holdings, dated January 10, 2006.
     “Initial Investors LLC Agreement” means the Agreement of Limited Liability Company of Investors, dated January 10, 2006.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

     “Initial LLC Member” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Interest Certificate” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Investment Company Act” means the Investment Company Act of 1940, as amended.
     “Investment Overview” means the investment overview describing the transactions entered into pursuant to the Operative Documents.
     “Investment Policy” has the meaning set forth in Section 1(a)(vi) of the RRD Services Agreement.
     “Investors” means Symphony Dynamo Investors LLC.
     “Investors LLC Agreement” means the Amended and Restated Agreement of Limited Liability Company of Investors dated as of the Closing Date
     “IRS” means the U.S. Internal Revenue Service.
     “ISS” means any synthetic oligonucleotide sequence or chimeric oligonucleotide sequence that modulates an immune response, including, but not limited to, such sequences referred to by Dynavax as immunostimulatory sequences, chimeric immunomodulatory compounds and branched immunomodulatory compounds.
     “Knowledge” means the actual (and not imputed) knowledge of the executive officers of Dynavax, without the duty of inquiry or investigation.
     “Law” means any law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other governmental restriction, requirement or determination, of or by any Governmental Authority.
     “License” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
     “Licensed Intellectual Property” means the Licensed Patent Rights, Symphony Dynamo Enhancements, Licensor Enhancements and the Licensed Know-How.
     “Licensed Know-How” means [ * ].
          (a) “Licensed Patent Rights” means:[ * ].
     “Licensor” means Dynavax.
     “Licensor Enhancements” means [ * ].
     “Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

     “Liquidating Event” has the meaning set forth in Section 8.01 of the Holdings LLC Agreement.
     “LLC Agreements” means the Initial Holdings LLC Agreement, the Holdings LLC Agreement, the Initial Investors LLC Agreement and the Investors LLC Agreement.
     “Loss” has the meaning set forth in each Operative Document in which it appears.
     “Management Budget Component” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.
     “Management Fee” has the meaning set forth in Section 6(a) of the RRD Services Agreement.
     “Manager” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, RRD.
     “Management Services” has the meaning set forth in Section 1(a) of the RRD Services Agreement.
     “Manager Event” has the meaning set forth in Section 3.01(g) of the Holdings LLC Agreement.
     “Material Adverse Effect” means, with respect to any Person, a material adverse effect on (i) the business, assets, property or condition (financial or otherwise) of such Person or, (ii) its ability to comply with and satisfy its respective agreements and obligations under the Operative Documents or, (iii) the enforceability of the obligations of such Person of any of the Operative Documents to which it is a party.
     “Material Subsidiary” means, at any time, a Subsidiary of Dynavax having assets in an amount equal to at least 5% of the amount of total consolidated assets of Dynavax and its Subsidiaries (determined as of the last day of the most recent reported fiscal quarter of Dynavax) or revenues or net income in an amount equal to at least 5% of the amount of total consolidated revenues or net income of Dynavax and its Subsidiaries for the 12-month period ending on the last day of the most recent reported fiscal quarter of Dynavax.
     “Medical Discontinuation Event” means [ * ].
     “Membership Interest” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, the meaning set forth in the Holdings LLC Agreement.
     “NASDAQ” means the National Association of Securities Dealers Automated Quotation System.
     “NDA” means a New Drug Application, as defined in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

     “Non-Dynavax Capital Transaction” means any (i) sale or other disposition of all or part of the Symphony Dynamo Shares or all or substantially all of the operating assets of Symphony Dynamo, to a Person other than Dynavax or an Affiliate of Dynavax or (ii) distribution in kind of the Symphony Dynamo Shares following the expiration of the Purchase Option.
     “Non-Symphony Dynamo ISS” means [ * ].
     “Novated and Restated Technology License Agreement” means the Novated and Restated Technology License Agreement, dated as of the Closing Date, among Dynavax, Symphony Dynamo and Holdings.
     “Operative Documents” means, collectively, the Indemnification Agreement, the Holdings LLC Agreement, the Purchase Option Agreement, the Warrant Purchase Agreement, the Registration Rights Agreement, the Subscription Agreement, the Technology License Agreement, the Novated and Restated Technology License Agreement, the RRD Services Agreement, the Research and Development Agreement, the Amended and Restated Research and Development Agreement, the Confidentiality Agreement, the Funding Agreement and each other certificate and agreement executed in connection with any of the foregoing documents.
     “Organizational Documents” means any certificates or articles of incorporation or formation, partnership agreements, trust instruments, bylaws or other governing documents.
     “Partial Stock Payment” has the meaning set forth in Section 3(a)(iii) of the Purchase Option Agreement.
     “Party(ies)” means, for each Operative Document or other agreement in which it appears, the parties to such Operative Document or other agreement, as set forth therein. With respect to any agreement in which a provision is included therein by reference to a provision in another agreement, the term “Party” shall be read to refer to the parties to the document at hand, not the agreement that is referenced.
     “Payment Terms” has the meaning set forth in Section 8.2 of the Amended and Restated Research and Development Agreement.
     “Percentage” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Permitted Investments” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Permitted Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Person” means any individual, partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.
     “Personnel” of a Party means such Party, its employees, subcontractors, consultants, representatives and agents.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

     “Prime Rate” means the quoted “Prime Rate” at JPMorgan Chase Bank or, if such bank ceases to exist or is not quoting a base rate, prime rate reference rate or similar rate for United States dollar loans, such other major money center commercial bank in New York City selected by the Manager.
     “Products” means Cancer Products, Hepatitis B Products and Hepatitis C Products.
     “Profit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Program Option” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.
     “Program Option Closing Date” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.
     “Program Option Exercise Date” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.
     “Program Option Exercise Notice” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.
     “Program Option Period” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.
     “Programs” means Cancer Program, Hepatitis B Program and Hepatitis C Program.
     “Protocol” means a written protocol that meets the substantive requirements of Section 6 of the ICH Guideline for Good Clinical Practice as adopted by the FDA, effective May 9, 1997 and is included within the Development Plan or later modified or added to the Development Plan pursuant to the Amended and Restated Research and Development Agreement.
     “Public Companies” has the meaning set forth in Section 5(e) of the Purchase Option Agreement.
     “Purchase Option” has the meaning set forth in Section 1(a) of the Purchase Option Agreement.
     “Purchase Option Agreement” means this Purchase Option Agreement dated as of the Closing Date, among Dynavax, Holdings and Symphony Dynamo.
     “Purchase Option Closing” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
     “Purchase Option Closing Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

     “Purchase Option Commencement Date” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “Purchase Option Exercise Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
     “Purchase Option Exercise Notice” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
     “Purchase Option Interim Date” has the meaning set forth in Section 2(b)(i) of the Purchase Option Agreement.
     “Purchase Option Period” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “Purchase Price” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.
     “Put Option” has the meaning set forth in Section 2A of the Purchase Option Agreement.
     “Put Option Exercise Notice” has the meaning set forth in Section 2A of the Purchase Option Agreement.
     “QA Audits” has the meaning set forth in Section 6.5 of the Amended and Restated Research and Development Agreement.
     “Quarterly Price” has the meaning set forth in Section 2(b)(i) of the Purchase Option Agreement.
     “Regents” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.
     “Regents Agreement” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.
     “Registration Rights Agreement” means the Registration Rights Agreement dated as of the Closing Date, between Dynavax and Holdings.
     “Registration Statement” has the meaning set forth in Section 1(b) of the Registration Rights Agreement.
     “Regulatory Authority” means the United States Food and Drug Administration, or any successor agency in the United States, or any health regulatory authority(ies) in any other country that is a counterpart to the FDA and has responsibility for granting registrations or other regulatory approval for the marketing, manufacture, storage, sale or use of drugs in such other country.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

     “Regulatory Allocation” has the meaning set forth in Section 3.06 of the Holdings LLC Agreement.
     “Regulatory Files” means any IND, NDA or any other filings filed with any Regulatory Authority with respect to the Programs.
     “Related Oncology Products Agreement” has the meaning set forth in Section 11.4 of the Amended and Restated Research and Development Agreement.
     “Replacement Warrant(s)” has the meaning set forth in Section 7.08 of the Warrant Purchase Agreement.
     “Representative” of any Person means such Person’s shareholders, principals, directors, officers, employees, members, managers and/or partners.
     “Research and Development Agreement” means the Research and Development Agreement dated as of the Closing Date, between Dynavax and Holdings.
     “Rhein” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.
     “Rhein Sale Agreement” has the meaning set forth in Section 11.2(a) of the Amended and Restated Research and Development Agreement.
     “RRD” means RRD International, LLC, a Delaware limited liability company.
     “RRD Indemnified Party” has the meaning set forth in Section 10(a) of the RRD Services Agreement.
     “RRD Loss” has the meaning set forth in Section 10(a) of the RRD Services Agreement.
               “RRD Parties” has the meaning set forth in Section 9(e) of the RRD Services Agreement.
     “RRD Personnel” has the meaning set forth in Section 1(a)(ii) of the RRD Services Agreement.
     “RRD Services Agreement” means the RRD Services Agreement between Symphony Dynamo and RRD, dated as the Closing Date, 2006.
     “Schedule K-1” has the meaning set forth in Section 9.02(a) of the Holdings LLC Agreement.
     “Scheduled Meeting” has the meaning set forth in Paragraph 6 of Annex B of the Amended and Restated Research and Development Agreement.
     “Scientific Discontinuation Event” has the meaning set forth in Section 4.2(c) of the Amended and Restated Research and Development Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

     “SCP” means Symphony Capital Partners, L.P., a Delaware limited partnership.
     “SD Program Option” has the meaning set forth in Section 11.2(b) of the Amended and Restated Research and Development Agreement.
     “SD Program Option Exercise Notice” has the meaning set forth in Section 11.2(b) of the Amended and Restated Research and Development Agreement.
     “SEC” means the United States Securities and Exchange Commission.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Selected ISS” means [ * ].
     “Shareholder” means any Person who owns any Symphony Dynamo Shares.
     “Solvent” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “SSP” means Symphony Strategic Partners, LLC, a Delaware limited liability company.
     “Stock Payment Date” has the meaning set forth in Section 2 of the Subscription Agreement.
     “Stock Purchase Price” has the meaning set forth in Section 2 of the Subscription Agreement.
     “Subcontracting Agreement” has the meaning set forth in Section 6.2 of the Amended and Restated Research and Development Agreement.
     “Subscription Agreement” means the Subscription Agreement between Symphony Dynamo and Holdings, dated as the Closing Date.
     “Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency); (b) the interest in the capital or profits of such partnership, joint venture or limited liability company; or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.
     “Surviving Entity” means the surviving or resulting “parent” legal entity which is surviving entity to Dynavax after giving effect to a Change of Control.
     “Symphony Capital” means Symphony Capital LLC, a Delaware limited liability company.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

     “Symphony Dynamo” means Symphony Dynamo, Inc., a Delaware corporation.
     “Symphony Dynamo Auditors” has the meaning set forth in Section 5(b) of the RRD Services Agreement.
     “Symphony Dynamo Board” means the board of directors of Symphony Dynamo.
     “Symphony Dynamo By-laws” means the By-laws of Symphony Dynamo, as adopted by resolution of the Symphony Dynamo Board on the Closing Date.
     “Symphony Dynamo Charter” means the Amended and Restated Certificate of Incorporation of Symphony Dynamo, dated as of the Closing Date.
     “Symphony Dynamo Director Event” has the meaning set forth in Section 3.01(h)(i) of the Holdings LLC Agreement.
     “Symphony Dynamo Enhancements” means [ * ].
     “Symphony Dynamo Equity Securities” means the Common Stock and any other stock or shares issued by Symphony Dynamo.
     “Symphony Dynamo Loss” has the meaning set forth in Section 10(b) of the RRD Services Agreement.
     “Symphony Dynamo Shares” has the meaning set forth in Section 2.02 of the Holdings LLC Agreement.
     “Symphony Fund(s)” means Symphony Capital Partners, L.P., a Delaware limited partnership, and Symphony Strategic Partners, LLC, a Delaware limited liability company.
     “Tangible Materials” means [ * ].
     “Tax Amount” has the meaning set forth in Section 4.02 of the Holdings LLC Agreement.
     “Technology License Agreement” means the Technology License Agreement, dated as of the Closing Date, between Dynavax and Holdings.
     “Term” has the meaning set forth in Section 4(b)(iii) of the Purchase Option Agreement, unless otherwise stated in any Operative Document.
     “Territory” means the world.
     “Third Party IP” has the meaning set forth in Section 2.11 of the Novated and Restated Technology License Agreement.
     “Third Party Licensor” means a third party from which Dynavax has received a license or sublicense to Licensed Intellectual Property.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

     “Transfer” has for each Operative Document in which it appears the meaning set forth in such Operative Document.
     “Transferee” has, for each Operative Document in which it appears, the meaning set forth in such Operative Document.
     “Voluntary Bankruptcy” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Warrant(s)” means the “Warrant” as defined in Section 2.01 of the Warrant Purchase Agreement, and/or any successor certificates exercisable for Warrant Shares issued by Dynavax.
     “Warrant Closing” has the meaning set forth in Section 2.03 of the Warrant Purchase Agreement.
     “Warrant Date” has the meaning set forth in Section 2.02 of the Warrant Purchase Agreement.
     “Warrant Purchase Agreement” means the Warrant Purchase Agreement, dated as of the Closing Date, between Dynavax and Holdings.
     “Warrant Shares” has the meaning set forth in Section 2.01 of the Warrant Purchase Agreement.
     “Warrant Surrender Price” has the meaning set forth in Section 7.08 of the Warrant Purchase Agreement.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex A to the
Novated and Restated Technology License Agreement

ANNEX B
LICENSED PATENT RIGHTS
[ * ]
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex B to the
Novated and Restated Technology License Agreement

B-1

ANNEX C
SUBLICENSE TERMS
[ * ]
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Annex C to the
Novated and Restated Technology License Agreement

C-1